Exhibit 10.8

LAND COURT SYSTEM	REGULAR SYSTEM
AFTER RECORDATION: RETURN BY MAIL ( ) PICK-UP (X ) Ashford & Wriston James K. Mee, Esq. First Hawaiian Center, Suite 1400 999 Bishop Street Honolulu, HI 96813 808-539-0416
Tax Map Key No. 3-6-8-001-069	Total Pages:42
MORTGAGE, SECURITY AGREEMENT AND FINANCING STATEMENT

THIS MORTGAGE, SECURITY AGREEMENT AND FINANCING STATEMENT (this “Mortgage”) is made this 12th day of November, 2015 by AINA LE’A, INC., a Delaware corporation, whose address is at 69-201 Waikoloa Beach Drive, #2617, Waikoloa, Hawaii 96738, hereinafter referred to as the “Mortgagor,” in favor and for the benefit of LIBO ZHANG, wife of Chunming Yang, whose residence and mailing address is Apartment 501, Building 1, No. 180 Nan Guan Xin Fa Road, Changchun City, Jilin Province, People’s Republic of China, hereinafter referred to as the “Mortgagee.”
WITNESSETH THAT:
A. OBLIGATIONS AND LIABILITIES SECURED BY THIS MORTGAGE The Mortgagor does hereby covenant and agree as follows:
1. THIS MORTGAGE DOES HEREBY SECURE the repayment of that certain loan (the “Loan”)
a.made by the Mortgagee to the Mortgagor, as borrower, in the principal amount of SIX MILLION U. S. DOLLARS (U.S. $6,000,000.00), the payment of all interest thereon, pursuant to the terms and provisions of that certain unrecorded Promissory Note of even date herewith in the

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amount of the Loan, made, executed and delivered by the Mortgagor to and in favor of the Mortgagee, together with any renewals, extensions and modifications thereof (the “Note”); and
b.This Mortgage, all of the foregoing documents, together with all future modifications thereof being hereinafter collectively referred to as the “Loan Documents”.
B. GRANT OF MORTGAGE
THE MORTGAGOR DOES HEREBY grant, bargain, sell, assign and convey unto the Mortgagee, its successors and assigns, all of the Mortgagor’s right, title and interest in and to the following:
1.The real property described in said Exhibit “A” (the “Mortgaged Property”), commonly known as Lot D-1B-1of the Villages of Aina Le’a, Tax Map Key 3-6-8-001-069 , subject to the encumbrances, if any (the “Encumbrances”) set forth on such Exhibit.
2.All buildings and improvements now located on the Mortgaged Property described above and any and all buildings, improvements and building materials that may be placed thereon during the existence of this Mortgage and all rents, royalties, profits, revenues, income and other benefits arising from the use or enjoyment of all or any portion of such property or any contract pertaining to the use or enjoyment thereof (the “Improvements”);
3.All furniture, furnishings, machinery, appliances, apparatus, equipment, inventory, fittings, fixtures and articles of personal property of every kind and nature whatsoever, related to, or used or intended to be used in connection with, any present or future occupancy of the Mortgaged Property, excluding consumable goods, now or hereafter located in or upon the Mortgaged Property or any part thereof or wherever located (the “Equipment”) and now owned or hereafter acquired by the Mortgagor, and including all of the proceeds deriving therefrom and all of the right, title and interest of the Mortgagor in and to any Equipment which may be subject to any retail installment contract, conditional sale contract or security agreement superior in lien and security interest to the lien and security interest of this Mortgage, it being understood and agreed that all of the Equipment is part and parcel of the improvements on the Mortgaged Property and appropriated to the use thereof, and whether affixed or annexed or not, shall for the purpose of this Mortgage be deemed conclusively to be conveyed hereby, the Mortgagor agreeing to execute and deliver, from time to time, such further instruments as may be requested by the Mortgagee to confirm the lien and security interest of this Mortgage on the Equipment;
4.Any and all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Mortgaged Property and improvements as a result of (a) the exercise of the right of eminent domain, (b) the alteration of the grade of any street or (c) any other injury to or decrease in the value of the Mortgaged Property and improvements to the extent of all amounts which may be secured by this Mortgage at the date of receipt of any such award or payment by the Mortgagee, and of the reasonable attorneys’ fees, costs and disbursements incurred by the Mortgagee in connection with the collection of such award or payment, the Mortgagor agreeing to execute and deliver, from time to time, such further instruments as may be required by the Mortgagee to confirm such assignment to the Mortgagee of any such award or payment;
5. All right, title and interest of the Mortgagor in and to any and all rental agreements, contracts for use and all rights to rents, royalties, profits, revenues, income and other benefits arising from the use or

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enjoyment of all or any portion of the Mortgaged Property or any part thereof or any contract pertaining to the use or enjoyment thereof;
6.    All right, title and interest of the Mortgagor in and to:
a.all leases, partial assignments, subleases and other contracts of conveyance covering all or any portion of the Mortgaged Property, Improvements or Equipment, and any and all modifications and extensions thereof;
b.all binders or policies of insurance of any kind covering all or any portion of the Real
Property, Improvements or Equipment, and any riders, amendments, extensions, renewals, supplements or revisions thereof;
c.any and all accounts (as defined in Section 490:9-102, Hawaii Revised Statutes, as amended) which may in any way pertain to the business of the Mortgagor on or related to the Mortgaged Property and Improvements; and
d.any and all general intangibles (as defined in Section 490:9-102, Hawaii Revised
Statutes, as amended) including contracts, permits, licenses, certificates, authorizations, refunds, rebates, security deposits, trademarks and trade names, which may in any way pertain to business of the Mortgagor on or related to the Mortgaged Property or Improvements, the items of collateral described in this subparagraph being hereinafter called the “Collateral”; and
7. All of the estate, right, title and interest of the Mortgagor, both at law and in equity, therein and thereto, and in and to any and all other, further or additional title, estate, interest or right which may at any time be acquired by the Mortgagor in or to the Mortgaged Property or Improvements, the Mortgagor hereby agreeing that if the Mortgagor shall, at any time prior to payment in full of all indebtedness secured hereby, acquire title or any other or greater estate than the Mortgagor now owns in the Mortgaged Property or Improvements, then, and in that event, the lien of this Mortgage shall attach, extend to, cover and be a lien upon such greater title or other greater estate, and the Mortgagor further agreeing that if requested by the Mortgagee, the Mortgagor will execute, acknowledge and deliver such instruments as the Mortgagee may reasonably require to further confirm such result;
TO HAVE AND TO HOLD all of the Mortgaged Property, Improvements, Equipment, Collateral, awards, payments and other property, together with all rights, privileges and appurtenances thereto belonging (all of such property being hereinafter referred to as the “Mortgaged Property”) unto the Mortgagee, absolutely and forever;

SUBJECT, HOWEVER, to the Encumbrances, if any on Exhibit A.
C. THIS MORTGAGE IS GRANTED UPON THE FOLLOWING CONDITIONS:
1.    These presents shall be satisfied:
a.if the Mortgagor shall well and truly pay, or causes to be paid, to the Mortgagee the principal amount of the Note and all other amounts owed under the Loan Documents, including but not limited to all applicable interest, fees, charges and premiums, according to their provisions and effect; and

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b.if the Mortgagor shall observe and perform, or cause to be observed or performed, all of the covenants, conditions and agreements to be observed and performed by the Mortgagor under this Mortgage; and
c.if the Mortgagor shall pay, or cause to be paid, the costs of release.
2.    Subject to the terms hereof, until the happening of an Event of Default, as hereinafter defined, the Mortgagor shall be permitted to use and possess the Mortgaged Property and to use and receive the rents, issues, profits, revenues and other income thereof.
D. EVENT OF DEFAULT
The occurrence of any one or more of the following events shall constitute an event of default (“Event of Default”):
1.The Mortgagor shall default in the payment of principal or interest when due under the terms and provisions of the Note; or
2.The Mortgagor shall repudiate or default in the due and punctual observance, or performance of, or the compliance with, or payment of, any term, covenant, condition or provision contained in any of the Loan Documents, other than principal or interest payments under the Note, required to be observed, performed or paid by the Mortgagor, and such default shall not have been remedied within thirty (30) days after the Mortgagee or any other person notifies the Mortgagor in writing, or the Mortgagor acquires knowledge, of such default; or
3.There shall be any attachment, levy, execution or other judicial or non-judicial seizure of or affecting the Mortgaged Property or any part thereof, unless the Mortgagor sets aside, dissolves, bonds off or otherwise eliminates such attachment, execution or seizure within ninety (90) of its occurrence; or
4.Any third person shall obtain an order or decree in any court of competent jurisdiction enjoining or prohibiting the Mortgagor or the Mortgagee from performing this Mortgage or any Loan Document, and such proceedings shall not have been discontinued or such decree shall not have been vacated within ninety (90) days after the granting thereof; or
5.There shall be a sale, transfer, hypothecation, assignment or conveyance of the Mortgaged Property or any portion thereof or interest therein, by the Mortgagor without the Mortgagee's prior written consent, except as otherwise provided in the Loan Documents; or
6.All or any material portion of the Mortgaged Property shall be condemned, seized or appropriated without compensation and the Mortgagor shall not, within ninety (90) days after such condemnation, seizure or appropriation, have initiated and thereafter diligently prosecuted, appropriate action to contest in good faith the validity of such condemnation, seizure or appropriation; or
7.The forfeiture or seizure by any governmental authority under 18 U.S.C. Section 981, or under any other federal, state, or other law, of the Mortgaged Property.
E. REMEDIES FOR DEFAULT

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Upon the occurrence of an Event of Default, Mortgagee may take any one or more of the following remedies in addition to any other remedies available at law, equity, or otherwise:
1.The Mortgagee may, without notice, presentment or demand, declare the unpaid principal amount of the Note and any interest thereon accrued and unpaid to be immediately due and payable, and such principal amount and interest shall thereupon become and be immediately due and payable;
2.Mortgagee may require Mortgagor to pay all reasonable costs (including attorneys’ fees) incurred by Mortgagee during the existence of any Event of Default in connection with the administration of the debt, the enforcement of the Loan Documents, the investigation and policing of the Event of Default, and the negotiation, documentation, and administration of any loan “work-out” proposal (whether or not effectuated). All such costs, together with interest for default specified in the Note, will be added to and secured by the lien and security interest created by this Mortgage.
3.Mortgagee may require Mortgagor to surrender actual possession of the Mortgaged Properties to Mortgagee and:
a. enter and take possession of the Mortgaged Properties and the related books, papers, and accounts of Mortgagor;
b. exclude Mortgagor, its agents, and servants from the Mortgaged Properties;
c. hold, operate, and manage the Mortgaged Properties and from time to time make repairs and alterations, additions, advances, or improvements Mortgagee deems appropriate;
d. in the name of Mortgagor or Mortgagee demand, sue for, collect, recover, and receive all rents, revenue, issues, income, and profits from the Mortgaged Properties (“Property Profits”) in any manner Mortgagee deems appropriate, and pay out of the Property Profits the costs Mortgagee incurs in taking, holding, and managing the Property Profits, including but not limited to (A) compensation for Mortgagee’s agents, attorneys, counsel, and accountants, and (B) taxes, assessments, and other charges prior to the lien of this Mortgage. Mortgagee may apply the remainder of the Property Profits in any order Mortgagee designates to the payment of the Debt; and
e. enter into, renew, or terminate leases or tenancies.
4.Mortgagee may treat as personal property any part of the Mortgaged Properties which consists of a right in action or of property that can be severed from the Mortgaged Property without causing structural damage, and may exercise as to such property all of the rights, remedies, and privileges with respect to repossession, retention, sale, and disposition of proceeds given to a secured party by Article 9 of Hawaii’s Uniform Commercial Code.
5.With or without first taking possession, Mortgagee may, under and as a power of sale, sell the Mortgaged Properties by public auction at such place as may be required by law, by giving notice of such sale by publication and posting as provided in Chapter 667, Hawaii Revised Statutes, as amended, or such other notice as may be required by law. Mortgagee may adjourn such sale from time to time by announcing the time and place for the adjourned sale. Upon such sale Mortgagee may make and deliver to any purchaser a good and sufficient conveyance, deed, assignment, or bill of sale, and good and sufficient receipts for the purchase money, and perform all other acts necessary to carry out this power of sale.

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6.Mortgagee may, either with or without first taking possession of the Mortgaged Properties, proceed by suit at law or in equity or by any other appropriate remedy to enforce payment of the obligations secured by this Mortgage, foreclose this Mortgage, and sell the Mortgaged Properties under the judgment or decree of a court of competent jurisdiction. Neither Mortgagee nor any commissioner in foreclosure will be obligated to sell upon credit unless Mortgagee expressly consents in writing to a sale upon credit.
7.Mortgagee may bid for and purchase all or any portion of the Mortgaged Properties at any sale of the Mortgaged Properties (whether under a nonjudicial foreclosure/power of sale or judicial foreclosure), and afterwards may hold, retain, possess, or dispose of such properties in Mortgagee’s discretion.
8.Upon filing a bill in equity or other commencement of judicial proceedings to enforce Mortgagee’s rights, Mortgagee will be entitled (by ex parte order or otherwise) to the appointment without bond of a receiver of the Mortgaged Properties and Property Profits pending such proceedings. This right applies without regard to the value of the Mortgaged Properties, the solvency of any person liable under any of the Loan Documents, or whether Mortgagee has an adequate remedy at law. Mortgagor waives all defenses it has or may acquire to Mortgagee’s application for the appointment of a receiver and consents to such appointment.
9.The Mortgagee shall have the right to enforce one or more remedies hereunder, or any other remedy the Mortgagee may have under the other Loan Documents, successively or concurrently, including, but not limited to, the right to foreclose this Mortgage with respect to any portion of the Mortgaged Property, if the operation of the remaining portion thereof is not thereby rendered unlawful under the then applicable laws, rules and regulations of the governmental authorities having jurisdiction in the premises, without thereby impairing the lien of this Mortgage on the remainder of the Mortgaged Property or affecting the remedies of the Mortgagee available with respect thereto.

F. SALE OF MORTGAGED PROPERTY
1.Acceleration. Upon any sale, either under the power of sale hereby given or under judgment or decree in any judicial proceedings for foreclosure, or otherwise for enforcement of this Mortgage, the unpaid principal amount of the Note, the unpaid interest thereon, and all other obligations hereby secured, if not previously due, shall at once become and be immediately due and payable.
2.The Mortgagee’s Right to Bid and Purchase. Upon any such sale, the Mortgagee may bid for and purchase the Mortgaged Property or any part thereof, and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its absolute right without further accountability, and the Mortgagee, at any such sale may, if permitted by law, after allowing for the proportion of the total purchase price required to be paid in cash for the costs and expenses of the sale, commissioner's compensation and other charges, in paying the purchase money, turn in the Note, including interest thereon, in lieu of cash, up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon. The Mortgagee shall be permitted to bid at any public auction held to sell the Mortgaged Property without payment of a deposit or down payment of any kind. The Mortgagee shall not be required at confirmation of any public auction sale to extend credit or financing of any kind to the Mortgagor or any other party that may acquire the Mortgaged Property.
3.Application of Proceeds. The Mortgagee may apply the proceeds of any such sale, first, to the costs and expenses of such sale and all proceedings in connection therewith, including, but not limited

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to, reasonable attorneys’ fees; next, to the payment of any unreimbursed disbursements made by the Mortgagee for taxes or assessments or other charges prior to the lien of this Mortgage; next, to the payment of all other unreimbursed disbursements and expenses and unpaid charges and fees due and owing to the Mortgagee under the provisions of this Mortgage; and next, to the payment of the unpaid principal sum of and interest on the Note; and the remainder, if any, shall be paid over to the Mortgagor. If such proceeds shall be insufficient to discharge the entire indebtedness under the Loan Documents, the Mortgagee may have any other legal recourse against the Mortgagor for the deficiency.
4.Perpetual Bar of the Mortgagor’s Title. Any such sale shall, to the extent permitted by law, be a perpetual bar, both at law and in equity, against the Mortgagor and all persons, partnerships, corporations and other entities lawfully claiming by or through or under the Mortgagor; and the Mortgagee is hereby irrevocably appointed the true and lawful attorney of the Mortgagor, in the Mortgagor’s name and stead, for the purpose of effectuating any such sale, to execute and deliver all necessary deeds, conveyances, assignments, bills of sale and other instruments with power to substitute one or more persons, partnerships, corporations or other entities with like power; provided, that the Mortgagor shall ratify and confirm any such sale or transfer if required by the Mortgagee by delivering all proper conveyances or other instruments to such persons, partnerships, corporations or other entities as may be designated in any such request.
5.No Hindrance. In case of the occurrence of any Event of Default, neither the Mortgagor nor anyone claiming by, through or under the Mortgagor, to the extent the Mortgagor may lawfully so agree, shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force in any locality where any of the Mortgaged Property is situated, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, or the absolute sale of the Mortgaged Property, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof; and the Mortgagor, for the Mortgagor and all who may claim under the Mortgagor, hereby waive, to the full extent that the Mortgagor may lawfully so do, the benefit of all such laws, and any and all right to have the estate comprised in the security intended to be created hereby marshaled upon any foreclosure of the lien hereof and agrees that the Mortgagee or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property as an entirety.

6.     Abandonment of Proceedings. In case the Mortgagee shall have proceeded to enforce any right hereunder and such proceedings shall have been discontinued or abandoned for any reason, then in every such case, the Mortgagor and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the Mortgaged Property, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken. No remedy herein reserved to the Mortgagee is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity, or by statute.
7.Impairment. Nothing in this Mortgage, the Note or any of the other Loan Documents shall affect or impair the right, which is unconditional and absolute, of the holder of the Note to enforce payment of the principal of, and interest and other charges on, the Note at or after the date therein expressed as the date when the same shall become due, or the obligation of the Mortgagor, which is likewise unconditional and absolute, to pay such amounts at the respective times and places therein expressed.
G. THE MORTGAGOR’S WARRANTIES

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1.    The Mortgagor’s Warranties on Title to Land and Improvements.
The Mortgagor hereby warrants and represents that:
a.the Mortgagor is the owner in fee simple of its interest in the Mortgaged Property, as set forth in the Preliminary Title Report issued by Old Republic Title & Escrow of Hawaii under report number _______________, and has good right to grant and convey the same as aforesaid;
b.the Mortgagor’s interest in and to the Mortgaged Property is free and clear from all encumbrances and liens except those set forth on Exhibit “A”, and
c.the Mortgagor will warrant and defend the Mortgaged Property unto the Mortgagee forever against the lawful claims and demands of all persons whomsoever.
2.    The Mortgagor’s Warranties on Title to Improvements, Equipment and
Collateral.

The Mortgagor further warrants and represents that:
a.    the Mortgagor is the lawful and absolute owner of its interest in the Improvements, Equipment and Collateral and has good right to transfer the same as security under this Mortgage;
b.    the Improvements, Equipment and the Collateral are free and clear of all defects of title, security interests, liens and encumbrances except those set forth on Exhibit “A”; and

c.the Mortgagor will WARRANT AND DEFEND the Improvements, Equipment and Collateral against the claims and demands of all persons.
H. THE MORTGAGOR’S COVENANTS
The Mortgagor hereby covenants and agrees with the Mortgagee as follows:
1.Payment of Secured Obligations. The Mortgagor will pay, or cause to be paid, to the holder of the Note the principal and interest due thereunder, according to the provisions thereof.
2.Payment of Real Property Taxes, Assessments, etc. The Mortgagor will punctually pay and discharge, or cause to be paid and discharged, from time to time as the same shall become due, all real property taxes, rates, assessments, impositions, duties, water rates, sewer rates and other charges of every description to which the Mortgaged Property, or any part thereof, or any improvements thereon, may during the term of this Mortgage become liable by authority of law, the payment of which shall be secured by this Mortgage; PROVIDED, HOWEVER, that real property taxes may be paid in semiannual installments and improvement or betterment assessments may be paid in annual installments, upon condition that, in each case, the same are not allowed to become delinquent, and that the Mortgagor will, upon request of Mortgagee, deposit or cause to be deposited a copy of the receipts therefor with the Mortgagee not later than the final date such taxes, assessments and charges may be paid without penalty.

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3.Indemnification for Construction. The Mortgagor will indemnify, defend, and hold harmless the Indemnitees (defined below) from and against any and all demands, causes of action, claims, losses, liabilities, expenses (including reasonable attorneys’ fees), and damages (collectively “Claims”) to persons or property based on, arising out of, caused by, connected to, or related to the Mortgagor’s construction, development, trenching, and related activities at or near the Mortgaged Property (including anything which occurs on an indemnitee’s property, whether or not with the permission of that indemnitee). The Mortgagor’s indemnification obligations under this Section H.3 will survive satisfaction and release of this Mortgage.
4.Observance of Laws. The Mortgagor will duly observe and conform to all current and future laws, rules and regulations made by any governmental authority, and all valid requirements of any regulatory body which may have or acquire jurisdiction (collectively the “Laws”), which apply or relate to the Mortgaged Property, or the Mortgagor’s activities at the Mortgaged Property, including, but not limited to all Laws which now or hereafter require retrofitting or alterations or additions to the Mortgaged Property. The Mortgagor shall indemnify the Mortgagee, its directors, officers, employees, agents, successors and assigns from and against, any loss, damage, cost, expense or liability directly or indirectly arising out of or attributable to the Mortgagor’s failure to comply with the provisions of this paragraph or any other provision of this Mortgage concerning compliance with Laws including, without limitation: (i) all foreseeable and unforeseeable consequential damages; (ii) the costs of any required or necessary remediation or compliance; and (iii) all reasonable costs and expenses incurred by the Mortgagee in connection with clauses (i) and (ii), including, without limitation, reasonable attorneys' fees. The indemnification provision of this paragraph shall survive (a) the repayment of the Note secured by this Mortgage, (b) any foreclosure of this Mortgage, and (c) any deed or assignment of the Mortgaged Property in lieu of foreclosure.

5.Maintenance and Inspection. The Mortgagor will keep and maintain, or cause to be kept and maintained, all buildings, structures and improvements now located or hereafter constructed on the Mortgaged Property in good repair, working order and condition. The Mortgagor will permit the Mortgagee and any persons authorized by the Mortgagee to enter and inspect the Mortgaged Property at all reasonable times.
6.    Waste, Unlawful Use, etc. The Mortgagor will absolutely not commit or suffer, or will prevent the committing or suffering of, any strip or waste, or unlawful, improper or offensive use of the Mortgaged Property, or any act or negligence whereby such property or any interest therein shall become liable to seizure or attachment or mesne or final process of law or whereby the lien provided hereby shall be impaired.
7.    Sale, Transfer, Lease, etc.
a.The Mortgagor will absolutely refrain from leasing, and the Mortgagor will prevent the leasing of, the Mortgaged Property or any interest therein without first obtaining the prior written consent of the Mortgagee. The Mortgagor shall furnish, or the Mortgagor shall cause to be furnished, to the Mortgagee promptly upon execution thereof copies of all leases executed by the Mortgagor, as lessor, covering any portion or portions of the Mortgaged Property.
b.Except as otherwise specifically agreed by the Mortgagee and the Borrowing
Party, in the event of a sale (including a sale by way of an Agreement of Sale or similar instrument), assignment, conveyance or other transfer of any of the Mortgagor’s interest in the Mortgaged Property or a portion thereof secured by this Mortgage (a “Transfer”), at the closing of such Transfer or on the effective date of such Transfer, whichever occurs first, the Mortgagor shall pay to Mortgagee 80% of Net Proceeds of Sale (the sale price less brokerage fees, escrow fees and closing costs), which shall be applied as a prepayment of

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principal under the Note, with any excess being applied to interest and other amounts due under the Loan Documents. The Mortgagor agrees that the principal portion of such payment is, and shall be applied as, a voluntary prepayment of principal by the Mortgagor as the borrower under the Note. Notwithstanding the foregoing or any other provision of this Mortgage to the contrary, the Mortgagor may not Transfer all or any portion of the Mortgagor’s interest in the Mortgaged Property without Mortgagee’s prior written consent, which consent shall not be unreasonably withheld or delayed.
c.The provisions of this paragraph shall constitute a continuing covenant or condition, and any failure on the part of the Mortgagee to exercise any Mortgagee’s option to declare all or a portion of the indebtedness due and payable upon the default of any covenant or condition hereinabove mentioned shall not prejudice the right of the Mortgagee to declare the indebtedness or a portion thereof hereby secured at once due and payable on the default of any other covenant or condition hereinabove mentioned.
8.    Insurance.
a. During the term of this Mortgage, the Mortgagor shall, or shall cause others to, at the Mortgagor’s sole cost and expense, and for the mutual benefit of the Mortgagor and the Mortgagee:

(1)keep any structures and other Improvements now located or hereafter constructed on the Mortgaged Property and all Equipment insured against loss, destruction and damage by flood, fire, and casualties by effecting and maintaining extended coverage insurance and any hazard, casualty and contingency for which insurance is procurable and which the Mortgagee may reasonably require from time to time during the existence of this Mortgage, in an amount equal to the full insurable replacement value of such structures, improvements, fixtures and Equipment with satisfactory co-insurance;
(2)effect and maintain general liability insurance against claims for personal injury or death or property damage suffered by others occurring upon, in or about any of the Mortgaged Property, or any escalator, elevator or hoist therein, or upon, in or about the adjoining streets and passageways thereof, which the Mortgagee may reasonably require from time to time during the existence of this Mortgage, in such amount as the Mortgagee may reasonably require;
(3)effect and maintain all such other insurance insuring all insurable properties constituting part of the Mortgaged Property, and all insurable activities of the Mortgagor in connection with the Mortgaged Property, against all other risks usually insured against by persons owning and operating like properties in the locality where the Mortgaged Property is located; and
(4)all such other forms of insurance as shall reasonably be required from time to time by Mortgagee or by governmental authority or regulation,
b.All insurance required under the preceding subparagraphs of this paragraph shall be affected under valid and enforceable policies issued by insurance companies lawfully authorized and admitted to do business in the State of Hawaii.
c.All policies of insurance under this Paragraph insuring the structures and improvements against loss, destruction and damage shall contain a standard mortgagee clause (without contribution), naming the Mortgagee as the “mortgagee” thereunder, except that the insurer shall agree that the policy or other

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contract for such insurance shall not be cancelled or materially changed, or any notice of nonrenewal given, without at least thirty (30) days prior written notice to the Mortgagee.
d.All policies of insurance under this Paragraph covering general liability and property damage shall contain an endorsement naming the Mortgagee as an additional insured.
e.The Mortgagee shall not be responsible for any such insurance or for the collection of any insurance proceeds, or for the insolvency of any insurer or insurance underwriter.
f.All such policies or other contracts for such insurance shall provide that the insurance shall not be invalidated as to the interest of the Mortgagee by any act or neglect of any person owning the property insured, or by any foreclosure or other proceedings, or notice of sale, or by any change in the title or ownership of the insured properties, or by occupation of any insured structures for purposes more hazardous than permitted by such policy or contract.

g.Upon the execution of this Mortgage and thereafter not less than ten (10) days prior to the expiration date of the expiring policies or contracts, the originals or certified copies of all policies or contracts for insurance or certificates therefor (or, if requested by the Mortgagee, evidence thereof as provided in ACORD Form 27) of the character described in subparagraph (a) above shall be deposited with the Mortgagee.

h.If the Mortgagor shall insure any of the Mortgaged Property against any other risks or causes of loss, or for amounts in excess of those required hereunder, all policies of such insurance shall similarly be made payable to and be claimable by the Mortgagee, and, whether made so payable or not, the proceeds of such insurance may be recovered by the Mortgagee by any appropriate proceeding.
i.In the event of loss or physical damage to the Mortgaged Property, the Mortgagor shall give immediate notice thereof to the Mortgagee, and the Mortgagee may make a proof of loss if the same is not made promptly by the Mortgagor.
j.In the event of foreclosure or sale of the Mortgaged Property, or other transfer of title to the Mortgaged Property in lieu of foreclosure, all right, title and interest of the Mortgagor in and to any insurance policies required under this Mortgage then in force, and the monies payable thereunder, shall pass to the purchaser or transferee of the Mortgaged Property.
k.All insurance coverage required under this Mortgage shall be subject to availability with responsible insurance companies authorized to do business in the State of Hawaii. Where such coverage is not (or is no longer) available, the Mortgagor shall purchase and maintain such other insurance coverage as is acceptable to the Mortgagee.
l.If the Mortgagor fails to maintain insurance coverage as described above, the Mortgagee may, at the Mortgagee’s option, upon forty-five (45) days notice to Mortgagor, and at the Mortgagor’s sole cost and expense, purchase the required insurance coverage on behalf of the Mortgagor to protect the Mortgagee’s rights in the Mortgaged Property as described in this Mortgage. In such event, the Mortgagor shall be responsible for, and shall immediately pay to the Mortgagee upon demand by the Mortgagee, the full cost of such insurance coverage, including without limitation, the premiums paid by the Mortgagee for such insurance and all of the Mortgagee’s fees, costs and expenses incurred in connection therewith, together with interest at the rate specified in the Note to be paid in the event of default.

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9.    Application of Insurance Proceeds. Subject to any rights granted to the Mortgagor by law:
(1)at the option of the Mortgagee, all proceeds recovered under any policies of insurance described in this Paragraph, or any part thereof shall be payable to the Mortgagee pursuant to a standard mortgagee clause and shall be applied by the Mortgagee upon any indebtedness secured hereby, in such order as the Mortgagee may determine, or,
(2)at the option of the Mortgagee, all such proceeds, or any part thereof, may be applied to the cost of repairing, restoring or rebuilding any portion of the Mortgaged Property so damaged or destroyed, or
(3)at the option of the Mortgagee, all such proceeds, or any part thereof, may be released to the Mortgagor without being deemed a payment on any of the indebtedness secured hereby; or
(4)    at the option of the Mortgagee, all such proceeds, or any part thereof, may be applied to the remedying of any default under any of the Loan Documents, including payment of the principal, interest, fees and charges due thereunder. The application of such proceeds by the Mortgagee pursuant to the foregoing provisions shall not remedy or waive any default or notice of default hereunder, or invalidate any action taken pursuant to such notice.
10.Restoration of Improvements. Notwithstanding the non-availability of any insurance proceeds, the Mortgagor will promptly restore, replace, rebuild or reinstall any part of the buildings, structures, improvements, and Equipment now or hereafter constructed, placed, built or installed on the Mortgaged Property, which may be damaged or destroyed by any casualty whatsoever.
11.Condemnation.
a.If the Mortgaged Property or any material part thereof shall be condemned, the Mortgagee may appear and defend any such suit and is hereby irrevocably authorized to collect all of the proceeds and apply the same upon any covenant, agreement, obligation or condition secured hereby. All costs, expenses and attorneys’ fees paid or incurred by the Mortgagee in the course of such proceedings shall constitute an advance hereunder.
b.Notwithstanding any taking by eminent domain, alteration of the grade of any street or other injury to or decrease in value of the Mortgaged Property by any public or quasi-public authority or corporation, interest on the entire principal sum hereby secured shall continue to accrue until an award or payment from such authority or corporation is actually received by the Mortgagee (and shall continue to accrue thereafter as to any portion of the principal sum not received by the Mortgagee), and any reduction in the principal sum resulting from the application by the Mortgagee of such award or payment as hereinafter set forth shall be deemed to take effect only on the date of such receipt and shall not reduce the amount of the monthly payments under the Note, unless such monthly payments are of interest only.
c.Any such award or payment shall be applied in such proportions and priority as the Mortgagee, in the Mortgagee’s sole discretion, may elect, to the payment of principal and interest on the Note, whether or not then due and payable, or any sums secured by this Mortgage, or to fulfill any of the covenants, agreements, obligations and conditions secured hereby.

OC 287486940v1

d.If, prior to the receipt by the Mortgagee of such award or payment, the Mortgaged Property shall have been sold on foreclosure of this Mortgage, the Mortgagee shall have the right to receive such award or payment to the extent of the mortgage debt remaining unsatisfied after such sale of the Mortgaged Property, with legal interest thereon and reasonable attorneys’ fees, costs and disbursements incurred by the Mortgagee in connection with the collection of such award or payment.
e.Should all or any part of the Mortgaged Property be taken by eminent domain, the Mortgagor hereby assigns to the Mortgagee, and forthwith upon payment thereof shall cause to be deposited with the Mortgagee, the award for any Mortgaged Property so taken.
f.The Mortgagor hereby covenants and agrees to and with the Mortgagee, upon request by the Mortgagee, to make, execute and deliver any and all assignments or other instruments sufficient for the purpose of assigning all such awards or payments to the Mortgagee, free, clear and discharged of any and all encumbrances of any kind or nature whatsoever.

12.Notice of Deposit of Insurance or Condemnation Proceeds. The Mortgagor will, in case any proceeds of insurance upon the Mortgaged Property or any part thereof, or the proceeds of any award for the taking in eminent domain of the Mortgaged Property or any part thereof, are deposited with any person other than the Mortgagee, promptly notify, or cause the notification of, the Mortgagee in writing of the name and address of the person with whom such proceeds have been deposited and the amount so deposited.
13.Application of Payments. The Mortgagee shall have the right and is hereby expressly authorized to apply any rents, issues, profits and any other payments collected and received pursuant to the provisions of this Mortgage to the payment of any indebtedness of the Mortgagor to the Mortgagee hereby secured in any order which the Mortgagee may determine, and any such application shall in all respects be binding upon the Mortgagor.
14.The Mortgagee’s Right of Set-Off. Upon the happening of any event entitling the
Mortgagee to foreclose this Mortgage, or if the Mortgagee shall be served with garnishee process in which the Mortgagor shall be named as defendant(s), whether or not the Mortgagor shall be in default hereunder at the time, the Mortgagee may, but shall not be required to, set off any indebtedness owing by the Mortgagee to the Mortgagor against any indebtedness secured hereby, without first resorting to the Mortgaged Property and without prejudice to any other rights or remedies of the Mortgagee or the lien of the Mortgagee on the Mortgaged Property.
15.Possession by the Mortgagor After Sale. In the event of a sale of the Mortgaged
Property, or any part or parts thereof, under and by virtue of the provisions of this Mortgage, the purchaser or purchasers thereof shall have immediate and peaceable possession of the same, and if the Mortgagor shall remain in possession after the effective date of such sale, such possession shall be construed as a tenancy at sufferance only, giving unto the purchaser all remedies, by way of summary possession or otherwise, conferred by law in such case.
16.Acknowledgment of Mortgaged Indebtedness. Within five (5) days after request by the
Mortgagee in writing, the Mortgagor will furnish, or caused to be furnished, to the Mortgagee or to any proposed assignee of this Mortgage a written statement, duly acknowledged, of the amount due under this Mortgage and whether any offsets, counterclaims or defenses exist against the mortgaged indebtedness.

OC 287486940v1

17.Further Instruments. The Mortgagor will, upon request of the Mortgagee, execute and deliver, or cause the execution and delivery of, such further instruments and do such further acts as may be necessary or proper to carry out more effectively the purpose of this Mortgage and to subject the Mortgaged Property to the lien hereof, and any renewals, additions, substitutions, replacements or betterments thereto.
18.Right of the Mortgagee to Prevent or Remedy Default. If the Mortgagor shall, after the expiration of any applicable cure or grace period, fail to observe or perform, or cause to be observed or performed, any of the terms, covenants and conditions required to be observed and performed by the Mortgagor under this Mortgage, unless the Mortgagor shall be engaged in good faith by appropriate action diligently pursued in contesting, or causing to be contested, the existence of such default and the security afforded by this Mortgage shall not thereby be subjected to any sale, forfeiture or loss, or reasonable probability thereof, the Mortgagee may (but shall not be obligated to): (i) take any action the Mortgagee deems necessary or desirable to prevent or remedy any such default by the Mortgagor, or to otherwise protect the security of this Mortgage, and (ii) enter in and upon the Mortgaged Property or any part thereof to such extent and as often as the Mortgagee, in its sole discretion, deems necessary or desirable in order to prevent or to remedy any such default by the Mortgagor or otherwise to protect the security of this Mortgage, and the Mortgagee may pay and advance for the account of the Mortgagor such sums of money as the Mortgagee, in the Mortgagee's sole discretion, deems necessary for any such purpose.

19.    Right of the Mortgagee to Participate in Action Affecting Security. The Mortgagee may appear in and defend in any action or proceeding at law or in equity purporting to affect the security of this Mortgage, and in such event (except where the purported defect affecting the security hereof arises or results exclusively from any act or omission of the Mortgagee), the Mortgagee shall be allowed and paid, and the Mortgagor hereby agree to pay, or cause the payment of, all of the Mortgagee’s costs, charges and expenses, including cost of evidence of title and reasonable attorneys’ fees, incurred in such action or proceeding in which the Mortgagee may appear.
20.    Right of the Mortgagee to Extend Time of Payment, Substitute, Release Security, etc.
Without affecting the liability of any person, including the Mortgagor, for the payment of any indebtedness secured hereby, or the lien or security interest of this Mortgage on the Mortgaged Property (or the remainder thereof), for the full amount of any indebtedness unpaid, the Mortgagee may from time to time, without notice and without affecting or impairing any of its rights under this Mortgage:
a.release any person liable for the payment of any of the indebtedness;
b.extend the time or otherwise alter the terms of payment of any of the indebtedness or accept a renewal note or notes to evidence such an extension or alteration;
c.accept payments or prepayments of principal without reducing the aggregate amount secured by this Mortgage, and make subsequent advances to the Mortgagor up to the amount described herein;
d.accept additional security therefor of any kind, including (but not limited to) deeds of trust, mortgages and security agreements;
e.alter, substitute or release any property securing the indebtedness;

OC 287486940v1

f.resort for the payment of the indebtedness secured hereby to any securities therefor in such order and manner as it may see fit;
g.join in granting any easement or creating any restriction thereon; and
h.join in any extension or subordination or other agreement affecting this Mortgage or the lien or charge thereof.
21.    The Mortgagee’s Expenses for Protection of Security. The Mortgagor shall pay, or cause to be paid, to the Mortgagee, upon demand, all advances, costs, expenses and reasonable attorneys’ fees which the Mortgagee may make, pay or incur under any provision of this Mortgage for the protection of the security of the Mortgagee, or any of the rights of the Mortgagee in connection with the Mortgaged Property, or in foreclosure proceedings commenced and subsequently abandoned, or in any dispute or litigation in which the Mortgagee or the holder of the Note may become involved by reason of or arising out of this Mortgage, or the other Loan Documents. Such amounts shall bear interest until paid at the rate specified in the Note, shall be additional charges upon the Mortgaged Property, shall be equally secured hereby and shall be a lien on the Mortgaged Property prior to any rights or claims upon the Mortgaged Property subordinate to the lien of this Mortgage.
22.     Loss, Destruction, etc. of the Note. The Mortgagor will, in the event the Note shall be mutilated, destroyed, lost or stolen, deliver to the Mortgagee, in substitution therefor, a new Note containing the same terms and conditions as the old Note with a notation thereon of the unpaid principal and accrued unpaid interest. The Mortgagor shall be furnished with satisfactory evidence of the mutilation, destruction, loss or theft of the Note.
23. Governmental Approvals. The Mortgagor will, at all times during the continuance of the Mortgage, maintain or cause to be maintained in full force and effect all governmental and municipal approvals and permits which are required to comply with all environmental, ecological and other governmental requirements relating to the Mortgaged Property or to the occupancy thereof.
24. Documentary Stamps. If at any time the State of Hawaii or the United States of
America shall require internal revenue stamps to be affixed to the Note or this Mortgage, the Mortgagor will pay for, or cause to be paid for, the same with any interest or penalties imposed in connection therewith.
25.     Tax on Mortgage or Debt. In the event of the adoption or amendment of any law of the
State of Hawaii after the date of this instrument, other than a law providing for the imposition of a tax on, according to, or measured by income, which shall in any way change the manner of taxation or of the collection of taxes on mortgages or debts secured by mortgages, to the end that, directly or indirectly, the Mortgagee shall be required to pay on account of this Mortgage or the indebtedness secured hereby, any tax other than taxes of the kind or character now imposed thereon by the laws of the State of Hawaii, and other than a tax on, according to or measured by income, the holder of this Mortgage, at any time after such adoption or amendment of such law, may give written notice to the Mortgagor that such holder elects to have the indebtedness secured by this Mortgage become due and payable. If such notice be given, the said indebtedness shall become due, payable and collectible at the expiration of thirty (30) days; PROVIDED, HOWEVER, that such requirement of payment shall be ineffective if the Mortgagor are permitted by law to pay the whole of such tax in addition to all other payments required hereunder, without any penalty accruing to the holder

OC 287486940v1

of the Note, and if the Mortgagor in fact pay such tax prior to the date upon which payment is required by such notice.
26.     Mortgagee Not Obligated to Perform. Neither the acceptance of this Mortgage by the
Mortgagee, nor the exercise of any rights hereunder by the Mortgagee, shall be construed in any way as an assumption by the Mortgagee of any obligations, responsibilities or duties of the Mortgagor arising from the Mortgaged Property assigned hereunder or otherwise bind the Mortgagee to the performance of any obligations respecting the Equipment, it being expressly understood that the Mortgagee shall not be obligated to perform, observe or discharge any obligation, responsibility, duty, or liability of the Mortgagor under any of the Mortgaged Property, including, but not limited to, appearing in or defending any action, expending any money or incurring any expenses in connection therewith.
27.    No Violation of Forfeiture Laws. The Mortgagor warrants and covenants as follows:
a.The Mortgagor will not violate any federal, state, or other governmental law, including but not limited to 18 U.S.C. Section 1956(a)(3), that may in any way affect or impair the value of the Mortgaged Property or the properties covered by the security instruments which are part of the Loan Documents or the Mortgagee's priority therein;
b.To the best of the Mortgagor’s knowledge, there has been no violation of any federal, state, or other law affecting or impairing the value of the Mortgaged Property or the properties covered by the security instruments which are part of the Loan Documents; and
c.The Mortgagor shall make every good faith effort to prevent any violation of any federal, state, or other governmental law, including but not limited to 18 U.S.C. Section 1956(a)(3), that may in any way affect or impair the value of the Mortgaged Property or the properties covered by the security instruments which are part of the Loan Documents or the Mortgagee's priority therein.
28. Absolute Assignment of Rentals. The Mortgagor hereby absolutely assigns to the Mortgagee all rents, revenues, rights and benefits accruing to the Mortgagor under all present and future leases of the Mortgaged Property or any part thereof, with the right and authority to receive and apply the same to the Note or other indebtedness secured hereby, after default in the conditions thereof, anything to the contrary herein notwithstanding. The Mortgagee is further authorized, at its option, to notify particular lessees of such assignment, to execute and deliver binding receipts for any payments made under the terms of any such leases, and to demand, sue for and recover any such payments when due. The Mortgagor shall perform, or cause to be performed, every obligation of the lessor and shall enforce every material obligation of the lessee in every such lease, and shall not, without the prior written consent of the Mortgagee, modify, alter, waive or cancel any lease or any part thereof, nor anticipate for more than one (1) month any rents that may be collectible under such lease or sublease, and shall not assign any such lease or sublease or any such rents. This assignment shall terminate and become null and void upon release of this Mortgage. Immediately upon the Mortgagee’s delivering to the Mortgagor, or serving upon the Mortgagor, written notice of any alleged default, the Mortgagee may at any time, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness secured hereby, enter upon and take possession of the Mortgaged Property or any part thereof, in the Mortgagee’s own name, sue for or otherwise collect such rents, revenues, rights and benefits, including those past due and unpaid, and apply the same (less costs and expenses of operation and collection, including brokers’ fees and reasonable attorneys’ fees) upon any indebtedness secured hereby, and in such order as the Mortgagee may determine. Upon the

OC 287486940v1

delivery or service of such notice of default, the Mortgagee shall have the absolute right to receive and collect all such rents, revenues, rights and benefits whether or not the Mortgagee takes physical possession as hereinabove provided; and the act of delivery or service of such notice of default shall be deemed to constitute the taking of possession by the Mortgagee; PROVIDED, that such possession by the Mortgagee shall not impose upon the Mortgagee any duties or obligations as lessor under such leases or otherwise impose upon the Mortgagee any duties or obligations associated with the possession of property. The Mortgagor agrees to surrender physical possession of the Mortgaged Property upon written demand when the Mortgagee becomes entitled thereto by reason of the default of Mortgagor as hereinabove provided. The entering upon and taking possession of the Mortgaged Property, the collection of such rents, revenues, rights and benefits, and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice, and shall be without prejudice to any other rights of the Mortgagee herein contained. So long as no Event of Default shall have occurred, the Mortgagor shall have the privilege, under a license hereby granted by the Mortgagee to the Mortgagor, to collect when due, but not more than one (1) month in advance, all rents, issues and profits from the Mortgaged Property and to retain, use and enjoy the same. Upon request of the Mortgagee, the Mortgagor will duly execute, acknowledge and deliver to the Mortgagee any instrument or instruments, in form satisfactory to the Mortgagee, confirming the assignment to the Mortgagee of any specific leases. The Mortgagor expressly and knowingly agree that this Assignment of Rentals shall not be merged into any foreclosure judgment related to or arising out of the Loan Documents or any part thereof, and that this Assignment of Rentals shall survive thereafter until the final closing of any foreclosure sale or other judicial sale of the Mortgaged Property.
I. MISCELLANEOUS PROVISIONS
1.No Waiver. Any failure by the Mortgagee to insist upon the strict performance by the
Mortgagor of any of the terms and provisions hereof shall not be deemed to be a waiver of any of the terms and provisions hereof, and the Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by the Mortgagor of any and all of the terms and provisions of this Mortgage to be performed by the Mortgagor.
2.Security Agreement and Financing Statement Under Uniform Commercial Code. This
Mortgage shall constitute a security agreement and financing statement under the Uniform Commercial Code, as enacted in Hawaii; and the Mortgagor, as debtors, hereby grant to the Mortgagee, as secured party, a security interest in any or all of the Mortgaged Property, including, but not limited to, the Equipment and Collateral, in addition to a mortgage lien upon the same as part of the realty. The Mortgagor authorize the Mortgagee to file a financing statement covering and describing all or a portion of the Mortgaged Property in the manner provided in the Uniform Commercial Code, to perfect the Mortgagee's security interest therein, in accordance with terms and provisions of the Uniform Commercial Code and to file any further instruments necessary to maintain the Mortgagee’s security interest in the Mortgaged Property. The Mortgagor will assist, or cause the assistance, in the preparation of and will execute from time to time, alone or with the Mortgagee, and deliver, file and record, any financing or continuation statements, mortgages or other instruments, and do such further acts as the Mortgagee may request to establish, maintain and perfect the security interests of the Mortgagee in the Mortgaged Property, including (but not limited to) the Equipment, and all renewals, additions, substitutions, improvements to the same and the proceeds thereof, and otherwise to protect the same against the rights and interests of third parties. The terms of this Mortgage shall be deemed commercially reasonable within the meaning of the Uniform Commercial Code.

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3.Definitions. The terms “advances,” “costs” and “expenses” shall include, but shall not be limited to, reasonable attorneys’ fees whenever incurred. The terms “indebtedness” and “obligations” shall mean and include, but shall not be limited to all claims, demands, obligations and liabilities whatsoever, however arising, whether owing by the Mortgagor, individually or as a partner, or jointly or in common with any others, and whether absolute or contingent, and whether owing by the Mortgagor as principal debtor or as accommodation maker or as indorser, liquidated or unliquidated, and whenever contracted, accrued or payable. Any term used in the Uniform Commercial Code and not defined in this Mortgage shall have the meaning given to the term in the Uniform Commercial Code.
4.DELETED
5.Paragraph Headings. The headings of paragraphs herein are inserted only for convenience and shall in no way define, describe or limit the scope or intent of any provisions of this Mortgage.
6.Parties in Interest. As and when used herein, the term “Mortgagor” shall mean and include AINA LE’A, INC., a Delaware corporation, its successors and assigns; the term “Mortgagee” shall mean and include the Mortgagee above-named and her respective heirs, devisees, personal representatives, executors, trustees, successors and assigns; and the use of any gender shall include all genders.
7.Applicable Laws. This Mortgage shall be governed by and shall be construed and interpreted under and pursuant to the laws of the State of Hawaii. If any provision of this Mortgage is held to be invalid or unenforceable, such will not affect the validity or enforceability of the other provisions of this Mortgage.
8.Terms and Conditions of this Mortgage Supplement Other Loan Documents. The terms and conditions of this Mortgage applicable to the Mortgagor and the covenants, representations and warranties of the Mortgagor under this Mortgage shall not be deemed to supersede, amend or modify the obligations and duties of the Mortgagor or other parties under the Loan Documents. The terms and conditions of this Mortgage and the covenants, representations and warranties of the Mortgagor hereunder merely supplement, and do not supplant or supersede provisions of similar effect or subject matter in the other Loan Documents.
9.Notices. All notices, demands or documents which are required or permitted to be given or served under this Mortgage shall be in writing and personally delivered or sent by registered or certified mail addressed as set forth on Page 1 of this Mortgage. Such addresses may be changed by addressee by serving notice as provided above. Service of any such notice shall be deemed complete on the earlier to occur of the actual date of delivery or three (3) days after mailing.
[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Mortgagor has executed these presents as of the day and year first above written.

MORTGAGOR:
AINA LE’A, INC., a Delaware corporation

By:	/s/ Richard P. Bernstein
Name:	RICHARD P. BERNSTEIN
Title:	SECRETARY AND DIRECTOR

STATE OF HAWAII        }
SS
COUNTY OF HAWAII        }

On this ___12TH_____ day of _______NOVEMBER______________, 2015, before me personally appeared RICHARD P. BERNSTEIN, to me personally known, who being by me duly sworn, did say that he is the SECRETARY AND DIRECTOR of AINA LE’A, INC., a Delaware corporation, and that the seal affixed to the instrument is the corporate seal of the corporation, and that the instrument was signed and sealed in behalf of the corporation by authority of its board of directors, and RICHARD P. BERNSTEIN acknowledged the instrument to be the free act and deed of the corporation.

The foregoing instrument is dated ___NOT DATED_____ and contained ____42________ pages at the time of this acknowledgment/certification.

_/s/ Angela Byerly______________
Notary Public
Print Name: _Angela Byerly______
My Commission Expires:
____6-27-16 _________________

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EXHIBIT “A”

Tax Map Key No.: 3-6-8-001-069

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ORDER NO. : 6829000903-DD

LEGAL DESCRIPTION EXHIBIT

The land referred to in this Report is situated in the State of Hawaii, and described as follows:

LOT D-1-B-1
OF THE VILLAGES OF AINA LEA, PHASE I

All of that certain property being a portion of Royal Patent 5678, Land Commission Award 8521-B, Apana 1 to G.D. Hueu; also being the East portion of Lot D-1-B being a part of a certain subdivision of land found of record as SUB 09-000860, as approved for recordation, Bureau of Conveyances, State of Hawaii, said land situated at Waikoloa, South Kohala, Island, County and State of Hawaii, containing an area of 23.559 acres, more or less, and thus bounded and described as per survey as follows:

Beginning at a Southeast corner of this parcel of land, the coordinates of said point of beginning referred to Government Survey Triangulation Station “PUU HANAI” being 8,977.64 feet North and 16,487.29 feet West and running by azimuths measured clockwise from true South:

	Thence along a curve to the right, with a radius of 1,260.00 feet, the chord azimuth and distance being:

1.	62°	35’	43.5”	635.01	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

2.	172°	00’	00”	196.12	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-B-2;

3.	183°	50’	51”	9.84	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-B-2;

	Thence along a curve to the left (cul-de-sac) with a radius of 48.00 feet, the chord azimuth and distance being:

4.	164°	54’	01.5”	68.08	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-B-2;

	Thence along a curve to the right with a radius of 31.00 feet, the chord azimuth and distance being:

5.	54°	18’	34”	24.47	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-B-2;

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6.	168°	13’	55”	31.04	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-B-2;

7.	173°	43’	36”	191.79	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-B-2;

8.	83°	43’	36”	208.49	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-B-2;

9.	99°	15’	00”	225.96	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-B-2;

10.	119°	00’	00”	148.41	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-B-2;

11.	172°	38’	53”	65.60	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-B-2;

12.	209°	00’	00”	175.43	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-B-2;

13.	299°	00’	00”	347.68	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

14.	254°	00’	00”	104.00	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

15.	216°	00’	00”	99.00	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

16.	170°	00’	00”	95.00	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

17.	138°	30’	00”	92.00	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

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18.	245°	30’	00”	271.95	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

19.	271°	00’	00”	121.85	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

	Thence along a curve to the left with a radius of 330.00 feet, the chord azimuth and distance being:

20.	3°	39’	00”	209.97	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

21.	255°	06’	00”	60.00	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

22.	305°	30’	00”	94.05	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

23.	280°	00’	00”	85.13	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

24.	240°	30’	00”	97.00	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

25.	210°	00’	00”	427.00	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

26.	257°	30’	00”	375.00	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

27.	253°	00’	00”	381.00	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

28.	13°	00’	00”	64.14	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

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	Thence along a curve to the right, with a radius of 960.00 feet, the chord azimuth and distance being:

29.	30°	30’	00”	577.36	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A;

30.	48°	00’	00”	730.00	feet along the remainder of R. P. 5671, L.
					C. Aw. 8521-B, Apana 1 to G.D. Hueu and
					Lot D-1-A to the point of beginning and
					containing an area of 23.559 acres, more or
					less, per survey as prepared by Thomas G.
					Pattison, Licensed Professional Land
					Surveyor No. 10743 dated June 28, 2012,
					revised September 18, 2012.

TOGETHER WITH a non-exclusive right of use of Easement A for access and utility purposes, as disclosed by survey map by Thomas G. Pattison, Licensed Professional Land Surveyor No. 10743 with Pattison Land Surveying, Inc., dated April 21, 2009, as set forth in County Approved Subdivision Number SUB-09-000860.

TOGETHER WITH the utility and holding reservoir easements as follows:

The rights, as set forth in instrument dated December 17, 2003, recorded December 22, 2003 in the Bureau of Conveyances, State of Hawaii, as Document No. 2003-281789, in the nature of a non-exclusive easement to construct, install, maintain, operate, replace and remove:

(A)    utility transmission lines, pipes and conduits, including but not limited to, water, sewer, power or communication transmission lines or wires, and drainage pipeline or pipelines, together with such meters and other appurtenances, including a paved access roadway, upon, above, under or through the land described in Exhibit “C” attached thereto;

(B)    a holding reservoir, utility transmission lines, pipes, and conduits, including but not limited to, water, sewer, power or drainage pipeline or pipelines, together with such meters and other appurtenances, including a paved access roadway, upon, above, under or through the land described in Exhibit “D” attached thereto;

TOGETHER WITH the right of ingress to and egress from the utility lines easement and holding reservoir easement area.

NOTE:

(A)
Easement “A-3” for access and utility purposes affecting Lot A-1-A in favor of Aina Le’a LLC, 619 square feet, more or less, as shown on County Approval Subdivision SUB-12-001178, prepared by Thomas G. Pattison, Licensed Professional Land Surveyor No. 10743 with Pattison Land Surveying, Inc., dated May 7, 2012.

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(B)
Easement “A-4” for access and utility purposes affecting Lot A-1-A in favor of Aina Le’a LLC, 594 square feet, more or less, as shown on County Approval Subdivision SUB-12-001178, prepared by Thomas G. Pattison, Licensed Professional Land Surveyor No. 10743 with Pattison Land Surveying, Inc., dated May 7, 2012.

(C)    Easement “D-1” for access and utility purposes affecting Lot D-1-A in favor of
Aina Le’a LLC, 12,504 square feet, more or less, as shown on County Approval
Subdivision SUB-12-001178, prepared by Thomas G. Pattison, Licensed
Professional Land Surveyor No. 10743 with Pattison Land Surveying, Inc., dated
May 7, 2012.

(D)    Easement “D-2” for access and utility purposes affecting Lot D-1-B-2 in favor of
Lot D-1-B-1, 1,151 square feet, more or less, as shown on County Approval
Subdivision S09-000860, prepared by Thomas G. Pattison, Licensed Professional
Land Surveyor Certificate No. 10743, dated May 7, 2012.

Being a portion of the property described in the following:

A. DEED
Recorded	:	December 11, 2009 in the Bureau of Conveyances, State of Hawaii, as Document No. 2009-188883
Grantor	:	BRIDGE AINA LE'A, LLC, a Hawaii limited liability company
Grantee	:	AINA LE'A LLC, a Nevada limited liability company

NOTE:

A)    State of Delaware Certification of Conversion from a Limited Liability Company to a Corporation pursuant to Section 265 of the Delaware General Corporation Law filed February 6, 2012, with Secretary of State, Division of Corporation.

B)    Certificate of Incorporation of AINA LE’A, INC, filed February 6, 2012 with
Secretary of State, Division of Corporation.

C)    Articles of Conversion (pursuant to NRS 92A.205) filed February 6, 2012 with
Secretary of State, Division of Corporation.

B. DEED
Recorded
Grantor	:	HRD SERVICES, LTD., a Marshall Islands corporation, as “Trustee” under that certain unrecorded Aina Le’a Land Trust Agreement for Aina Le’a Land Trust No. 1 (the “Land “Trust)
Grantee	:	AINA LE’A, INC., a Delaware corporation

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WARRANTY DEEDS FOR VARIOUS FRACTIONAL INTERESTS FROM AINA LE’A INC., A DELAWARE CORPORATION, AS GRANTOR TO THE FOLLOWING GRANTEES:

PHUA MONG LIAN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540152.

SO WING YUEN, as to an undivided 4/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540153.

MOORE CHAPMAN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540154.

HSIEH AMY MIKIO, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540155.

SHIH JOYCE, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540156.

LAU YUN KWAN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540157.

LI MIU HAN, as to an undivided 22/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540158.

LIU SUEI YUN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540159.

LUONG THOMAS C.C., as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540160.

LEUNG HOI WAH, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540161.

CHAN SHEK KIU, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540162.

KWAN FUNG, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540163.

TING PING HUNG, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540164.

TSANG KWOK LAI, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540165.

CHUI MING MAN JACKEY, as to an undivided 10/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540166.

LEE YIM TO MONA, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540167.

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KAM YIU HOI, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540168.

LI MAU CHUNG, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540169.

CHAN WAI MUN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540170.

TANG CHAM CHUEN KIDSON, as to an undivided 4/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540171.

KAN CHEUK WOON, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540172.

CHAN CHI KEUNG, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540173.

LUK SHAN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540174.

YIP WAI KWONG, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540175.

CHENG TAK HONG, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540176.

NGAI CHI MING JAMES, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540177.

ANDY LAU KWONG YUEN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540178.

FUKUZAWA ICHIRO, as to an undivided 10/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540179.

TAM HUNG YUK, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540180.

CHEONG AH YOON, as to an undivided 4/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540181.

CHNG YI KEN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540182.

NG HOE PAR LIONEL, as to an undivided 20/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540183.

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THAM HOO KWEE, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540184.

NAKAYAMA SUMAKO, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540185.

KATABUCHI YUKIE, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540186.

SUZUKI MASAE, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded June 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45540187.

NAKAYAMA KAORU, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660051.

KAYAMA JUNICHIRO, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660052.

LIM LEE HOOM, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660053.

OON BEE EAN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660054.

MOHD FAIZAL BIN ISMAIL, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660055.

CHAN WAI LIN, as to an undivided 4/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660056.

LEE KAH ENG, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660057.

LO YUK YING, as to an undivided 6/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660058.

KWAN KA PUI and CHO MEI KWAN CATHY, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660059.

CHAN CHUI LING and CHAN KIT LING, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660060.

LI CHUEN HING, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660061.

CHOW KHAI MING, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660062.

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MAK TING YUAN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660063.

ONG SAI KOW ONG TAI TEONG, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660064.

LIM SOON HUAT and LIM SOON OO, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660065.

CHENG TZE CHING, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660066.

NG MEI LEI, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660067.

CHO PO SHUN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660068.

ANDY LAU KWONG YUEN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660069.

NG LIM TECK, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660070.

KENNETH LIM CHER KIONG, as to an undivided 20/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660071.

CHO YUK KWAN PHYLLIS, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660072.

NG NON NGIUK, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660073.

FOO LEE LIAN, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660074.

SUEN PUI LIN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660075.

CHIANG KAI SOO, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660076.

MA WING HAN OPHELIA, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660077.

LEUNG YUEN CHING KAREN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660078.

KOK SONG EUE KOK SIANG EWE, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660079.

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FOO AH SUAN, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660080.

GRACE SNG SIEW LAN, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660081.

HARIS FIROZ BIN ABDUL JALIL, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660082.

TEE POH CHEONG, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660083.

KE SHULING, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660084.

KO KHOEN LIAN and KO SHELLY, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660085.

LEUNG TZE WING and WONG HO KEE, as to an undivided 8/2,800 interest, by WARRANTY DEED recorded July 2, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-45660086.

TAI LAO KOK, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150114.

CHAI WEI KUO ANDREW, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150115.

NG SING HEN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150116.

GAURI A/P KRISHNASWAMI, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150117.

YONG YU WEN EWEN and PEARLE LIEW PO LI, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150118.

LIM LAY HOON and LIM BOON HOE, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150119.

TANG LOON CHING, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150120.

YONG YU WU EWART, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150121.

IBUKI KEIKO, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150122.

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LO LOVONO LUCY, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150123.

WONG PUI YAN ALANA, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150124.

JESSIE TAN SEOH HONG, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150125.

CHENG YUEN KONG ALAN, as to an undivided 132,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150128.

SIEW FENG OI, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150127.

TAN CHIA LING, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150128.

ANNEGOH ENG NEO @ ANNE GOH ENG KIM , as to an undivided 4/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150129.

LAU WING WAI, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150130.

OXENHAM CLIVE OLIVER, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150131.

CHAN SUET FUN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150132.

WONG KAI LAN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150133.

MIURA KYOKO, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150134.

CHUA MEI HUI and ANG SU PIN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150135.

NG LIANG JEAH and LIM BOON HENG, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150136.

NIIMI MITSUYOSHI and NIIMI KIYOMI, as to an undivided 19/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150137.

CHAN CHI KEUNG, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150138.

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FU KA YAN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150139.

LEUNG MING CHUN and LEUNG MING SUN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150140.

CHAN YUK YI POLLY, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150141.

SEAH YANG HOWE, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150142.

THAM HOO KWEE, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150143.

NG LAI CHING VENUS, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150144.

LEE CHOONG HENG FREDERICK, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150145.

ANNE GOH ENG NEO @ ANNE GOH ENG KIM, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150146.

LEE CHENG LUAN, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150147.

LIM SOON OO, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150148.

LEE SIEW YIN, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150149.

LEE SIEW YIN, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded August 20, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46150150.

LAU WAI MING, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded September 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46300334.

TAN BAK TEIK, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded September 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46300335.

LEE BENG IM and LEE BENG CHOO, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded September 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46300336.

YU KIN FUNG, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded September 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46300337.

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CHAN SIM FONG, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded September 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46300338.

HIRAI SHIGERU, as to an undivided 7/2,800 interest, by WARRANTY DEED recorded September 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46300339.

SONE MASAAKI and SONE FUKUE, as to an undivided 7/2,800 interest, by WARRANTY DEED recorded September 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46300340.

XUE DAN, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600606.

LO YUK YING, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600607.

KO BETTY, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600608.

IP WING SZE, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600609.

TONG YUE SANG and YAU SIU LING, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600610.

PUN OI WAH, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600611.

MAK KUI HOI, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600612.

GOH SOON LENG, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600613.

WONG CHUN LONG, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600614.

CHO PO SHUN, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600615.

SUN LAI FONG, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600616.

CHAN HUA CHER, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600617.

UKE AIKO, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600618.

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CHOY WEI CHING ANGELINA, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600619.

TAIRA HIDEYUKI, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600620.

YONG MEN WIN EDWARD, as to an undivided 4/2,800 interest, by WARRANTY DEED recorded October 4, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46600621.

FUNG YUNG CHUI, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded October 26, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46820197.

CHUI PUI HA, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 26, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46820198.

OZAKI YUKA, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded October 26, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46820199.

WONG BUT CHI, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 26, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46820200.

PHUA HUI JUN, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded October 26, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46820201.

OBA KEISHI, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 26, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46820202.

TSEUNG KWOK HEUNG ROYS, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded October 26, 2012 in the Bureau of Conveyances, State of Hawaii as Document No. A-46820203.

CHAN QING RONG, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470002.

KUROSAWA SHINICHI, as to an undivided 17/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470003.

LO LOVONO LUCY, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470004.

LUN KA CHU and KUNG EAY WAN, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470005.

YONEYAMA TSUYOSHI, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470006.

ONDA SAORI, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470007.

KUNO MANABU, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470008.

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ISHIZAKI NOBUKO, as to an undivided 4/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470009.

OKUBO YUKARI, as to an undivided 4/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470010.

HIRAI SHIGERU, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470011.

LEUNG TIN SANG, as to an undivided 5/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470012.

DOHARA HIROMI, as to an undivided 3/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470013.

TAKAHASHI HISAKO, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470014.

KAWAMURA TAKESHI, as to an undivided 2/2,800 interest, by WARRANTY DEED recorded February 3, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51470015.

NAKAMURA YUKI, as to an undivided 1/2,800 interest, by WARRANTY DEED recorded February 18, 2014 in the Bureau of Conveyances, State of Hawaii as Document No. A-51620255.

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EXHIBIT "1"

AINA LE'A, INC., a Delaware corporation, formerly known as Aina Le'a LLC, as to an undivided 2,365/2,800 interest;

PHUA MONG LIAN, as to an undivided 2/2,800 interest;

SO WING YUEN, as to an undivided 4/2,800 interest;

MOORE CHAPMAN, as to an undivided 2/2,800 interest;

HSIEH AMY MIKIO, as to an undivided 3/2,800 interest;

SHIH JOYCE, as to an undivided 1/2,800 interest;

LAU YUN KWAN, as to an undivided 1/2,800 interest;

LI MIU HAN, as to an undivided 22/2,800 interest;

LIU SUEI YUN, as to an undivided 2/2,800 interest;.

LUONG THOMAS C.C., as to an undivided 1/2,800 interest;

LEUNG HOI WAH, as to an undivided 2/2,800 interest;

CHAN SHEK KIU, as to an undivided 3/2,800 interest;

KWAN FUNG, as to an undivided 3/2,800 interest;

TING PING HUNG, as to an undivided 3/2,800 interest;

TSANG KWOK LAI, as to an undivided 1/2,800 interest;

CHUI MING MAN JACKEY, as to an undivided 10/2,800 interest;

LEE YIM TO MONA, as to an undivided 1/2,800 interest;

KAM YIU HOI, as to an undivided 2/2,800 interest;

LI MAU CHUNG, as to an undivided 2/2,800 interest;

CHAN WAI MUN, as to an undivided 2/2,800 interest;

TANG CHAM CHUEN KIDSON, as to an undivided 4/2,800 interest;

KAN CHEUK WOON, as to an undivided 1/2,800 interest;

CHAN CHI KEUNG, as to an undivided 2/2,800 interest;

LUK SHAN, as to an undivided 1/2,800 interest;

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YIP WAI KWONG, as to an undivided 1/2,800 interest;

CHENG TAK HONG, as to an undivided 2/2,800 interest;

NGAI CHI MING JAMES, as to an undivided 5/2,800 interest;

ANDY LAU KWONG YUEN, as to an undivided 2/2,800 interest;

FUKUZAWA ICHIRO, as to an undivided 10/2,800 interest;

TAM HUNG YUK, as to an undivided 3/2,800 interest;

CHEONG AH YOON, as to an undivided 4/2,800 interest;

CHNG YI KEN, as to an undivided 1/2,800 interest;

NG HOE PAR LIONEL, as to an undivided 20/2,800 interest;

THAM HOO KWEE, as to an undivided 1/2,800 interest;

NAKAYAMA SUMAKO, as to an undivided 5/2,800 interest;

KATABUCHI YUKIE, as to an undivided 2/2,800 interest;

SUZUKI MASAE, as to an undivided 1/2,800 interest;

NAKAYAMA KAORU, as to an undivided 1/2,800 interest;

KAYAMA JUNICHIRO, as to an undivided 1/2,800 interest;

LIM LEE HOOM, as to an undivided 1/2,800 interest;

OON BEE EAN, as to an undivided 1/2,800 interest;

MOHD FAIZAL BIN ISMAIL, as to an undivided 1/2,800 interest;

CHAN WAI LIN, as to an undivided 4/2,800 interest;

LEE KAH ENG, as to an undivided 1/2,800 interest;

LO YUK YING, as to an undivided 6/2,800 interest;.

KWAN KA PUI and CHO MEI KWAN CATHY, as to an undivided 1/2,800 interest;

CHAN CHUI LING and CHAN KIT LING, as to an undivided 3/2,800 interest;

LI CHUEN HING, as to an undivided 3/2,800 interest;

CHOW KHAI MING, as to an undivided 1/2,800 interest;

MAK TING YUAN, as to an undivided 1/2,800 interest;

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ONG SAI KOW ONG TAI TEONG;

LIM SOON HUAT and LIM SOON OO, as to an undivided 1/2,800 interest;

CHENG TZE CHING, as to an undivided 1/2,800 interest;

NG MEI LEI, as to an undivided 1/2,800 interest;

CHO PO SHUN, as to an undivided 1/2,800 interest;

ANDY LAU KWONG YUEN, as to an undivided 2/2,800 interest;

NG LIM TECK, as to an undivided 1/2,800 interest;

KENNETH LIM CHER KIONG, as to an undivided 20/2,800 interest;

CHO YUK KWAN PHYLLIS, as to an undivided 1/2,800 interest;

NG NON NGIUK, as to an undivided 2/2,800 interest;

FOO LEE LIAN, as to an undivided 3/2,800 interest;

SUEN PUI LIN, as to an undivided 1/2,800 interest;

CHIANG KAI SOO, as to an undivided 1/2,800 interest;

MA WING HAN OPHELIA, as to an undivided 1/2,800 interest;

LEUNG YUEN CHING KAREN, as to an undivided 1/2,800 interest;

KOK SONG EUE KOK SIANG EWE, as to an undivided 1/2,800 interest;

FOO AH SUAN, as to an undivided 3/2,800 interest;

GRACE SNG SIEW LAN, as to an undivided 3/2,800 interest;

HARIS FIROZ BIN ABDUL JALIL, as to an undivided 3/2,800 interest;

TEE POH CHEONG, as to an undivided 3/2,800 interest;

KE SHULING, as to an undivided 1/2,800 interest;

KO KHOEN LIAN and KO SHELLY, as to an undivided 5/2,800 interest;

LEUNG TZE WING and WONG HO KEE, as to an undivided 8/2,800 interest;

TAI LAO KOK, as to an undivided 1/2,800 interest;

CHAI WEI KUO ANDREW, as to an undivided 1/2,800 interest;

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NG SING HEN, as to an undivided 2/2,800 interest;

GAURI A/P KRISHNASWAMI, as to an undivided 1/2,800 interest;

YONG YU WEN EWEN and PEARLE LIEW PO LI, as to an undivided 2/2,800 interest;

LIM LAY HOON and LIM BOON HOE, as to an undivided 1/2,800 interest;

TANG LOON CHING, as to an undivided 1/2,800 interest;

YONG YU WU EWART, as to an undivided 2/2,800 interest;

IBUKI KEIKO, as to an undivided 1/2,800 interest;

LO LOVONO LUCY, as to an undivided 2/2,800 interest;

WONG PUI YAN ALANA, as to an undivided 3/2,800 interest;

JESSIE TAN SEOH HONG, as to an undivided 1/2,800 interest;

CHENG YUEN KONG ALAN, as to an undivided 132,800 interest;

SIEW FENG OI, as to an undivided 2/2,800 interest;

TAN CHIA LING, as to an undivided 3/2,800 interest;

ANNEGOH ENG NEO @ ANNE GOH ENG KIM;

LAU WING WAI, as to an undivided 2/2,800 interest;

OXENHAM CLIVE OLIVER, as to an undivided 5/2,800 interest;

CHAN SUET FUN, as to an undivided 1/2,800 interest;

WONG KAI LAN, as to an undivided 1/2,800 interest;

MIURA KYOKO, as to an undivided 1/2,800 interest;

CHUA MEI HUI and ANG SU PIN, as to an undivided 1/2,800 interest;

NG LIANG JEAH and LIM BOON HENG, as to an undivided 1/2,800 interest;

NIIMI MITSUYOSHI and NIIMI KIYOMI, as to an undivided 19/2,800 interest;

CHAN CHI KEUNG, as to an undivided 2/2,800 interest;

FU KA YAN, as to an undivided 2/2,800 interest;.

LEUNG MING CHUN and LEUNG MING SUN, as to an undivided 2/2,800 interest;

CHAN YUK YI POLLY, as to an undivided 2/2,800 interest;

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SEAH YANG HOWE, as to an undivided 2/2,800 interest;

THAM HOO KWEE, as to an undivided 3/2,800 interest;

NG LAI CHING VENUS, as to an undivided 1/2,800 interest;

LEE CHOONG HENG FREDERICK, as to an undivided 1/2,800 interest;

ANNE GOH ENG NEO @ ANNE GOH ENG KIM, as to an undivided 3/2,800 interest;

LEE CHENG LUAN, as to an undivided 3/2,800 interest;

LIM SOON OO, as to an undivided 1/2,800 interest;

LEE SIEW YIN, as to an undivided 2/2,800 interest;

LEE SIEW YIN, as to an undivided 3/2,800 interest;

LAU WAI MING, as to an undivided 3/2,800 interest;

TAN BAK TEIK, as to an undivided 1/2,800 interest;

LEE BENG IM and LEE BENG CHOO, as to an undivided 3/2,800 interest;

YU KIN FUNG, as to an undivided 2/2,800 interest;

CHAN SIM FONG, as to an undivided 2/2,800 interest;

HIRAI SHIGERU, as to an undivided 7/2,800 interest;

SONE MASAAKI and SONE FUKUE, as to an undivided 7/2,800 interest;

XUE DAN, as to an undivided 5/2,800 interest;

LO YUK YING, as to an undivided 5/2,800 interest;

KO BETTY, as to an undivided 1/2,800 interest;

IP WING SZE, as to an undivided 1/2,800 interest;

TONG YUE SANG and YAU SIU LING, as to an undivided 3/2,800 interest;

PUN OI WAH, as to an undivided 1/2,800 interest;

MAK KUI HOI, as to an undivided 1/2,800 interest;

GOH SOON LENG, as to an undivided 1/2,800 interest;

WONG CHUN LONG, as to an undivided 1/2,800 interest;

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CHO PO SHUN, as to an undivided 1/2,800 interest;

SUN LAI FONG, as to an undivided 1/2,800 interest;

CHAN HUA CHER, as to an undivided 1/2,800 interest;

UKE AIKO, as to an undivided 1/2,800 interest;

CHOY WEI CHING ANGELINA, as to an undivided 1/2,800 interest;

TAIRA HIDEYUKI, as to an undivided 1/2,800 interest;

YONG MEN WIN EDWARD, as to an undivided 4/2,800 interest;

FUNG YUNG CHUI, as to an undivided 2/2,800 interest;

CHUI PUI HA, as to an undivided 1/2,800 interest;

OZAKI YUKA, as to an undivided 2/2,800 interest;

WONG BUT CHI, as to an undivided 1/2,800 interest;

PHUA HUI JUN, as to an undivided 3/2,800 interest;

OBA KEISHI, as to an undivided 1/2,800 interest;

TSEUNG KWOK HEUNG ROYS, as to an undivided 1/2,800 interest;

CHAN QING RONG, as to an undivided 5/2,800 interest;

KUROSAWA SHINICHI, as to an undivided 17/2,800 interest;

LO LOVONO LUCY, as to an undivided 3/2,800 interest;

LUN KA CHU and KUNG EAY WAN, as to an undivided 5/2,800 interest;

YONEYAMA TSUYOSHI, as to an undivided 1/2,800 interest;

ONDA SAORI, as to an undivided 3/2,800 interest;

KUNO MANABU, as to an undivided 1/2,800 interest;

ISHIZAKI NOBUKO, as to an undivided 4/2,800 interest;

OKUBO YUKARI, as to an undivided 4/2,800 interest;

HIRAI SHIGERU, as to an undivided 5/2,800 interest;

LEUNG TIN SANG, as to an undivided 5/2,800 interest;

DOHARA HIROMI, as to an undivided 3/2,800 interest;

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TAKAHASHI HISAKO, as to an undivided 1/2,800 interest;

KAWAMURA TAKESHI, as to an undivided 2/2,800 interest;

NAKAMURA YUKI, as to an undivided 1/2,800 interest;

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